Exhibit 10.44

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO.7 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No.7 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”) to amend the Design and Development Agreement (Step2) originally executed as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, and Amendment No.6 as of March 29, 2019, between HAPSMobile and AV) (the “DDA”).

Background

The Parties hereby agree to amend the total fees of Design and Development for Step 2 due to the material changes of the project schedule and the Statement of Work as set forth herein (the “Change”).

Therefore, to formalize and reflect both the Changes and Program Management Improvement, the Parties hereby agree with the amendments to the DDA as follows:

Amendments

1. The following new defined term is hereby inserted after subarticle 1.38 “Work Product” of Section “1. DEFINITIONS” in the DDA body:

1.39 “Project” means collectively all Work to carry out the detailed design and development work for the Solar HAPS which comprises DDA Step 2 of the business relationship between AV and HAPSMobile.

2. Section 1.1.1 (Subsection of “1.1 [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA (as amended by the Amendment No.5) is hereby deleted in its entirety and replaced with the following clauses:

1.1.1     [***]

Objective:  [***].

Approach:  [***]:

•[***]

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•[***];

(i)[***]

(ii)[***]

(iii)[***]

(iv)[***]

•[***]:

➢	[***]
➢	[***]
➢	[***]

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Reporting Process diagramｃ

Exit Criteria:  [***]

Task Output:

•[***]

•[***]

REMARK:  [***].

3. The following Section 1.1.6 is hereby newly inserted after Section1.1.5 “[***]” (Subsection of “1.1 [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA:

1.1.6[***]

Objective:  [***].

Approach:  [***].

Exit Criteria:  [***].

Task Output:

•[***]

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[      ] = [***]

4. The following Section 1.2.6 is hereby newly inserted after Section1.2.5 “[***]” (Subsection of “1.2  [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA:

1.2.6      [***]

Objective:  [***].

Approach:  [***]:

•[***]

•[***]

•[***]

•[***]

•[***]

Exit Criteria:  [***].

Task Output:

•[***]

5. Section 2.2.1 (Subsection of “[***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA is hereby deleted in its entirety and replaced with the following clauses:

2.2.1      [***]

Objective:  [***].

Approach:  AeroVironment shall perform the following tasks as a part of this element:

•[***]

•[***]

•[***]

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•[***]:

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Exit Criteria:  [***].

Task Output:

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6. Section 2.2.5 (Subsection of “2.2 [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA is hereby deleted in its entirety and replaced with the following clauses:

2

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2.2.5      [***]

Objective:  [***].

Approach:  [***]:

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Exit Criteria:  [***].

Task Output:

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7. The following Section 2.2.8 is hereby newly inserted after Section 2.2.7 “[***]” (Subsection of “2.2 [***]”) of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA:

2.2.8      [***]

Objective:  [***].

Approach:  [***]:

•[***]

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Exit Criteria:  [***].

Task Output:

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8. Section 3.1 of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA is hereby deleted in its entirety and replaced with the following clauses:

3.1        [***]

Objective:  [***].

Approach:  [***].

[***]

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•[***]

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Exit Criteria:  [***].

Task Output:

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9. Section 3.2 of Attachment C (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA is hereby deleted in its entirety and replaced with the following clauses:

3.2         [***]

Objective:  [***].

Approach:  [***].

•[***]

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Exit Criteria:  [***].

Task Output:

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10. Attachment A (DELIVERABLES) to the DDA is hereby deleted in its entirety and replaced with the attached new attachment herein, AttachmentA, entitled (DELIVELABLES).

11. Attachment E (FLIGHT TEST) to the DDA is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment E, entitled (FLIGHT TEST).

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12. Attachment H (PROJECT MILESTONE) to the DDA (as amended by the Amendments No.2, and 4) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment H, entitled (PROJECT MILESTONE).

13. Attachment I (PROJECT MANAGEMENT) to the DDA is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment I, entitled (PROJECT MANAGEMENT).

14. Attachment F (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendments No.1 and 5) is hereby deleted in its entirety and replaced with the attached new attachment herein, Attachment F, entitled (INVOICE AND INCURRED COSTS DOCUMENTATION).

15. All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA and its Attachments, including Amendments 1 through 6. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of
HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Junichi Miyakawa	By:	/s/ Trace Stevenson
Name: Junichi Miyakawa		Name: Trace Stevenson
Title: Board of Director, Senior Vice President		Title: Vice President and Deputy General
Date: 4/17/2019		Date: 4/24/2019

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[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT A

DELIVERABLES

(This Attachment A is revised in its entirety by the Amendment No. 7 to the DDA)

1. Hardware Deliverables

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hawk30 Prototype [***]	[***]	2.3.2.3	[***]	[***]
Hawk30 Prototype [***]	[***]	2.3.2.6	[***]	[***]

*1. [***].

*2. [***].

1.2 Ground Control System

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Ground Control Stations and Misc. Equipment	Ground Control Station [***] of the Hawk30 Prototype [***]	2.2.6	[***]	[***]
Hawk30 Prototype Operating Manuals	Technical Data Package	1.2.4.1	[***]	[***]
Hawk30 Prototype Training Manuals	Technical Data Package	1.2.4.2	[***]	[***]

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[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

1.3 Motor Development

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
[***]	[***] Project Data Memo	2.2.1	[***]	[***]
[***]	[***]	2.2.1	[***]	[***]
[***]	Technical data package of [***]	2.2.1	[***]	[***]
[***]	[***]	2.2.1	[***]	[***]

*  [***].

** [***].

2. Document Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
CDR & Component Engineering Technical Data Package	Technical Data Package. RFPs, RFIs, and RFQs.	2.2	[***]	[***]
Update Component Engineering	Technical Data Package	2.2	[***]	[***]
Fab & Test First Wing Panel	Technical Data Package. Recorded measurement data aerodynamic test data.	2.2.3.1	[***]	[***]
Functional Test Reports	Acceptance test reports for components and assemblies	2.3	[***]	[***]
Initial Integrated Test Reports ([***])	Initial Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft & Ground Control Station	2.3.2.3	[***]	[***]
Integrated Test Reports ([***])	Acceptance test reports for aircraft	2.3.2.6	[***]	[***]

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[***]	[***] of the Hawk30 Solar Aircraft System	1.1.5	[***]	[***]
Low Altitude Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data	3.1	[***]	[***]
High Altitude Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data.	3.2	[***]	[***]
[***]	[***]. [***].	3.2	[***]	[***]
Long Duration Flight Test Report	Descriptive test report, Ships logs, maintenance report. Recorded flight data (All command and telemetry stream data between the ground control station as Raw Data).	3.2	[***]	[***]
Final Engineering Technical Data Package	Technical Data Package. Hawk30 Solar Aircraft System controlling specifications and requirements.	Various	[***]	[***]
Logistics Instruction Document Package	Logistics Instruction Manuals for Assembly/Disassembly, Packaging, Transporting, etc. for management purpose.	Various	All	Corresponding Milestone Completion Date

As used in this Attachment A, and as limited by Section 4.8 in the IPLA, “Technical Data Package” means:

1.[***]

2.[***]

3.System specifications

4.System description documents

5.System performance data

6.[***]

7.[***].

“Technical Data Package” transfer could be in various forms, for example:

1.Agile database export in PDX file which will include PDF files for assembly drawings, DOC for procedures and test plans, and EXE files for executable code.

2.Specifications, descriptions, Program Data Memos, test data in a ZIP file which can include a combination of DOC, XLS, and other data formats.

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Exhibit A

Source Code to be Provided by AV to HAPSMobile

1.Software and Firmware Tabular View

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

ATTACHMENT E

FLIGHT TEST

(This Attachment E is revised in its entirety by the Amendment No. 7 to the DDA)

AV will perform a flight test plan which will optimize data collection efficiency during the Flight Tests. A build-up approach to the flight test campaign will be conducted which efficiently demonstrates aircraft handling and performance at low altitude prior to transitioning to high altitude. Ref. PDM AV 55266-1019.

Data will be collected to verify that the final aircraft configuration meets the requirements defined for FAA basis of certification as detailed in PDM AV55266-1020-FAA Standards Development and Coordination. The details of the flight test program pertain to the prototype version of the Hawk30 Prototype with the goal of demonstrating [***] flight endurance.

Prior to the beginning of the initial Flight Test, the AV team will accomplish exhaustive build-up testing in venues such as environmental qualification laboratories, the HAP System Integration Laboratory, and HAP flight deck and flight test control room simulation environments.

The Ground Test and Flight Test Plan listed in PDM AV 55266-1019 list the following test elements to be successfully completed for the Hawk30 Prototype flight test program.

•Ground test campaign:

oAircraft functional tests with motor runs

oGround handling

oAirfield operations

•Low altitude flight test campaign (with Flight Test Instrumentation System)

oBaseline location is primarily an airfield in [***] and [***]

oThis phase consists of notionally [***] on [***] and [***]

oFlight Test events are planned to be executed at the rate of [***]

oTest objectives include:

•Basic controllability and maneuverability data

•Subsystem performance (power, thermal, efficiency, etc.)

•Flight data for correlation of analysis and design tools

•[***]

•[***]

•[***]

•[***]

•[***]

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•[***]

•High altitude and endurance test campaign (with Flight Test Instrumentation System)

o[***]

o[***]

o[***]

o[***]

o[***]

oTest objectives:

▪	[***]
▪	[***]
▪	[***]

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•[***]

•[***]

•[***]

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o[***]

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•Payload Test Campaign

oTest objectives:

•[***]

•[***]

•[***]

•[***]

•[***]

•[***]

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•[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

AV will coordinate with HAPSMobile and provide a test flight schedule for Payload test. HAPSMobile will have full responsibility to operate its Payload during the Payload test.

AV will conduct airport survey, selection and perform all maintenance on the Hawk30 Prototype Aircraft system during the Flight Test program.

The following Table E-1 sets forth the key achievement requirement per each Flight Test campaign, and in case inconsistency occurring with other condition defined anywhere in the Agreement including Attachments, then the content defined in Table E-1 shall prevail.

Table E-1 Flight Test campaign key achievement requirement

Flight Test Campaign Type	Low Altitude Flight Test	High Altitude Flight Test	[***]	Long Duration Flight Demonstration
[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***] [***]	[***] [***]	[***] [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT H

PROJECT MILESTONE

(This Attachment H is revised in its entirety by the Amendment No. 7 to the DDA)

#	Milestone	Criteria	Date
1		[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***] •[***]
2		[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria •[***] •[***] •[***] •[***] •[***]
3		[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***] •[***] •[***] [***] •[***] •[***]
4		[***]	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[***] Milestone Objective: [***]
Completion Criteria •[***] •[***] Organize Flight Readiness Review. •[***]
5	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria •[***] •[***] •[***] [***] •[***] •[***] •[***].
6	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***] •[***] •[***] •[***] •[***] •[***] •[***]
7	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***], to include: •[***] •[***] •[***] •[***] •[***] •[***]
8	[***]	[***]
[***] Milestone Objective: [***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Completion Criteria [***], to include: •[***] •[***] •[***] •[***] •[***]
9	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***], for: •[***] •[***]. •[***] •[***]
10	[***]	[***]
[***] Milestone Objective: [***]
Completion Criteria [***] •[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT I

PROJECT MANAGEMENT

(This Attachment I is revised in its entirety bythe Amendment No. 7 to the DDA)

For the all Work AV shall have overall responsibility for the design, development, manufacturing, assemble, integration, testing, and implementation of the Aircrafts, in such capacity, will provide to HAPSMobile Project Management work and resource in accordance with the terms herein defined.

1. Project Roles & Responsibilities

1.1 Project Organization. Figure I-1 below illustrates the basic organizational structure and high-level roles that will be used in the project. Detailed project roles & responsibilities are described in “ATTACHMENT C SOW”.

Figure I-1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

A List of Project key persons for AV (Key Persons List) is as follows.

AV
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

1.2Project Methodology. AV’s methodology for large scale complex projects will be used to ensure that all elements of the project are appropriately considered and aligned. The major components of the design approach are:

Development, design, build and test the Hawk30 Prototype Solar Stratospheric Aircraft System testing cellular connectivity @ 20km altitude station keeping and 6-month endurance through Flight Test and engineering analysis.

2. Project Governance

2.1 Project Management. Project Management organizes and delivers the support and supervision to deliver an integrated design capability.

It includes:

(1) Establishing work plans, resources and disciplines to get the project activities initiated and progressed to work towards achieving on-time delivery.

(2) Directing, coordinating and monitoring the activities of the entire project to assist in achieving desired project outcomes.

(3) Managing the integration of the various components of the project so that they support the overall business architecture.The detailed scope of these activities is defined in “ATTACHMENT C SOW”.

2.2 Project Management Office (PMO)

PMO will execute the project management approach. In PMO, project management operations will be handled by both HAPSMobile and AV. Project management of external projects and external systems is beyond the scope of work for PMO. PMO will coordinate design activities with other external systems and/or projects.

2.3 Project/Organization Definition.

AV defines the project organization and schedule, and HAPSMobile reviews them at the beginning of the project. Mutually agreed changes can be made.

2.4 Define Project Management Processes and Training.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

(a)AV defines the project management processes and HAPSMobile reviews them. Mutually agreed changes can be made.

(b)AV will provide highly skilled PMO and Project Management personnel.  Additional training with HAPSMobile support will be initiated as required.  An official training session for each project management area will be scheduled for the project members. The PMO office will be responsible for arranging any follow-up session for absent/new people. HAPSMobile and AV will be responsible for follow-up activities for their own members.

2.5 Human Resource Management.

(a)AV and HAPSMobile create and maintain their own resource plans respectively.

(b)AV and HAPSMobile should provide enough people, based on respective resource plans, in order to complete project deliverables in line with the schedule.

(c)Resource shortage and/or personnel problems will be mutually resolved according to the Agreement.

2.6 Progress Management

(a)AV defines the progress management processes and HAPSMobile reviews them. Mutually agreed changes on the format of such progress reports can be made.

(b)A PMO member participates in the PMO meeting once a month or as needed and the Project operational meeting once a week or as needed. HAPSMobile and AV will provide and input accurate data in a timely manner.

(c)AV and HAPSMobile will undertake the following activities in cooperation:

i.Collection of progress information

ii.Preparing progress materials

iii.Participating in progress meeting

2.7 Scope Management/Change Control Process

One of the key activities for Project Management will closely manage the scope so that delivery commitments and schedule milestones can be met. All scope changes will be handled through the Change Procedures described in the Agreement. The scope of events that fall under a Change request and the detailed Change request process to be used in the project must be in accordance with the Change Procedures described in the Agreement.

2.8 Issue Management Processes

(a)Issue management will follow a defined process with appropriate issues escalated to PMO.

(b)PMO or operational meeting issues which are HAPSMobile's responsibility should be resolved by the designated due dates. If HAPSMobile in-charge person cannot resolve the issue, it should be escalated to a higher level in a timely manner so as not to jeopardize the overall project schedule, quality and cost.

(c)AV and HAPSMobile will undertake the following activities in cooperation:

i.Collection of issues

ii.Making issue management materials

2.9 Risk Management Processes

(a)Risk management will follow a defined process with appropriate risks escalated to PMO.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

(b)PMO or operational meeting risks, which are HAPSMobile's responsibility, should be mitigated by the due dates. If HAPSMobile in-charge person cannot mitigate the risks, it should be escalated to a higher level in a timely manner so as not to impact the overall project schedule, quality and cost.

(c)AV and HAPSMobile will undertake the following activities in cooperation:

i.Collection of risks

ii.Prepare risk management materials

iii.Planning the approach for risk mitigation

iv.Leading meetings/taking minutes

2.10 Business Management Processes

(a)Coordinate that each area/office develops the standards according to the project plan, and undertakes designs, developments, and reviews in accordance with the standards.

(b)Appropriate area/office develops standards and each office undertakes compliance activities in accordance with the business management standards.

2.11 Communication Management

(a)Communication management will follow a defined process, and each office member should participate and operate meetings in line with the meeting purpose.

(b)Steering Committee will be held on a monthly basis.

(c)The following communication management tasks will be undertaken:

(1) Steering Committee

i.Preparing materials

ii.Preparing and Arranging

iii.Facilitating

iv.Taking Minutes

(2) Create and maintain a stakeholder list in cooperation

2.12 Vendor Management.

Vendor management will occur as described in the Agreement.

2.13 Deliverables Management

(a)PMO is responsible, at the appropriate points in the project, to track and report that all defined Deliverables are developed and reviewed.

(b)The Deliverables are defined in Attachment A.

(c)Acceptance of Deliverables will follow the acceptance process defined in Attachment B.

2.14 Support Activities

(a)HAPSMobile internal activities having no direct relation to the project will not be supported.

(b)AV translators, interpreters and secretaries will work only for AV under the instruction of AV.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

ATTACHMENT F

INVOICE AND INCURRED COSTS DOCUMENTATION

(This Attachment F is revised in its entirety by the Amendment No. 7 to the DDA)

PRICING AND PAYMENT SCHEDULE

1.  Payment for Work Step2

1.1  Total Contract Value

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $131,691,051 based on Best Efforts. The Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. The Parties shall pay to AV the remaining balance of USD $125,702,373, consists from USD $69,800,624 as Initial Contract Value, and incremental amount by Amendment No.1, USD $17,226,306 as additional cost by Amendment No.5, and further additional funding of USD $38,675,443 subject to EAC adjustment activity done on [***], in accordance with Exhibit A to this Attachment F Project Funds Status Report accompanied by a combined Milestone & Monthly Invoice approach as detailed further in this Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H.

1.2  Contract Value Growing Transition

The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”). Each Party recognizes the total Project Cost has grown as follows;

a.SoftBank and AV concluded Step 2 Bridge Contract for preliminary development activity for Step2, and payment of USD $5,988,678 was made to AV by SoftBank;

b.SoftBank, HM, and AV agree to account for payment of USD $5,988,678 already made by SoftBank to AV as defined as above as partial payment ("Taken-Over Value”) for commencing Step 2. HAPSMobile;

c.Initial contract value for DDA was USD $65,011,481 (“Initial Value”), and USD $71,000,159 in case including Taken-Over Value;

d.USD $4,789,143 was added to Initial value by the execution of the Amendment No.1 and total value was modified to USD $69,800,624 (“Amendment 1 Value”), and USD $75,789,302 in case including Taken-Over Value;

e.USD $17,226,306 was added to Amendment 1 Value by the execution of the Amendment No.5 and total value was modified to USD $87,026,930, and USD $93,015.608 in case including Taken-Over Value;

f.USD $38,675,443 as further incremental funding subject to EAC adjustment activity done on [***] and caused by the [***]Project Milestones extension as defined in detail in Section V herein, SoW and

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

technical requirement changes as defined in detail in Section Z herein; and the the contract value reaches USD $125,702,373, in case including Taken-Over Value then USD $ 131,691,051.

1.3  Work Order Issuance Schedule

HAPSMobile agrees to issue five (5) scheduled separate Orders and may issue three (3) optional separate Orders (“Optional Orders”)to AV for authorization of Work. The Orders shall be issued as follows:

a.initial Order [***];

b.second Order [***];

c.the third Order [***];

d.the fourth Order [***];

e.the fifth Order [***]; and

f.three more optional Orders will be defined further more in detail in 5.1 herein. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work, up to the value funded on the Order.

1.4  Milestone Target Budget Values & Forecast Revisions

Exhibit A (Project Funds Status Report) to this Attachment F assigns Initial Target Budget values for [***] Milestones identified in Attachment H.

AV will provide updates and revisions to the Initial Target Budget values for each Milestone and revised and updated forecasts for such Milestones to HAPSMobile on a monthly basis. Milestone values are subject to Change Control based on updated forecasts of program resource requirements to complete the Work required under this Agreement, including the SOW(Attachment C). Milestone values will be based on the AV labor projected spend plan forecasted for each AV fiscal month.

1.5  Milestone Invoicing & Payment

Upon AV’s written notification to HAPSMobile of AV’s completion of a Milestone, AV will provide an invoice for all AV labor Incurred Costs and [***]% fee. Invoices will include all program labor expenses incurred by AV up through the date of the Milestone acceptance, less any labor already paid for in prior Milestone invoices.  Milestones completed before the [***] of the calendar month will be based on actuals from the prior AV fiscal month end. Milestones completed after the [***] of the calendar month will be invoiced upon completion of that fiscal month. [***].

[***].

1.6  Non-Milestone Invoicing & Payment (Monthly Invoices)

Program expenses for material, subcontract and other direct costs will be invoiced by AV to HAPSMobile on a monthly basis based on actual Incurred Cost and [***]% fee. Invoices to be submitted within 4 Business Days after each calendar month end. HAPSMobile agrees to pay each such invoice within the same calendar month. Invoices for material related Cost will be provided with applicable level of detailed description for HAPSMobile’s book keeping purpose.

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

1.7  Currency

All payments under this Agreement shall be made in United States dollars.

1.8  Excess Incurred Costs

a.In the event that AV identifies a projected increase in Incurred Costs by AV for the performance of its obligations under the Agreement as identified in the Monthly Status Report, in excess of the Not-to-Exceed Value of the Order as identified in Article 2.3 then the Parties agree the excess of the amount and continue to proceed the Project subject to the process set forth in the Section 4 of this ATTACHMENT F, HAPSMobile may,

(1) agree to authorize AV to incur the excess costs and provide a modification to increase the Contract Value, provided however that both Parties shall follow the Change Control set forth in Article 2.4 of the Agreement or Amendment of Agreement set forth in Article 13. Should HAPSMobile authorize additional spending, all of AV’s Incurred Costs must be paid to AV with the applicable [***]% fee;

(2)agree in accordance with the Change Control or Amendment of Agreement to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will be projected to fall within the amount of the then current Contract Value; or

(3)Terminate the Agreement for convenience as contemplated by Article 12.3 of the Agreement and pay AV all Termination Liability as defined in paragraph 1.7 of this attachment.

1.9   Unutilized Consideration

In the event of a projected cost underrun as identified in a Monthly Status Report, any amounts from the Order which remain after completion of the Scope of Agreement may be reimbursed or, if authorized by HAPSMobile separately and specifically, utilized for AV’s risk reduction or additional scope to be defined through written mutual agreement subject to the terms of this Agreement. To avoid confusion, the total amount as identified in paragraph 1 of this Attachment and any portion thereof, to the extent that it is utilized, must be utilized only for matters or items within the Scope of Agreement and any additional scope as agreed. Incurred Costs shall be inclusive of any applicable consumption, value added tax or any other applicable sales/use tax. For the avoidance of doubt, the Incurred Costs shall be exclusive of any and all import duties.

1.10   Termination Liability

AV’s Termination Liability (defined as: all of AV’s Step 2 Incurred Costs incurred prior to the date of the ramp down period specified in Article 12.5 of the Agreement plus the applicable [***]% fee, less all payments received by AV from HAPSMobile under this Agreement, plus all material, subcontract, other direct costs including open commitments and other wind down costs outstanding as of the start of the ramp down period, plus 60 days of AV labor costs incurred during the ramp down period) will be billed to HAPSMobile 30 days after the end of ramp down period and Termination Liability shall not exceed then current Contract Value but AV labor cost may be compensated exceeding then current Contract Value based upon actual Work performed. Schedule delays may occur and be resolved subject to Article 3.2 of the Agreement.

2.   Fee Assumptions

2.1 Exclusion

1.Range Fees for the High Altitude and Endurance Flight Tests shall be borne by, and be the sole responsibility of, HAPSMobile. AV and HAPSMobile will mutually consult to set up an appropriate

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

implementation plan for High Altitude and Endurance Flight Tests minimizing such Range Fees in accordance with Attachment C and D.

2. Payload Integration is based on the [***] payload only, any changes to Payload Supplier and/or integration will be subject change control process.

3. Labor, shipping and other costs are not included, however is inclusive of labor for obtaining the clearance and permission under EAR or related export regulations for delivery of [***],  [***] and GCS at other than the [***] flight test location. Any changes to the final delivery location will be subject to change control process.

2.2 [***] Process

The Parties agree to set the assumption of development process for [***] as provided below:

•[***]

•[***]:

1.[***]

1.1[***]

1.2[***]

2.[***].

3. Change Control & Agreement Amendments Payment Schedule

HAPSMobile agrees to pay to AV all additional Incurred Costs resulting from any fee adjustments for the Work pursuant to any Change Control per Attachment G or any other amendments to the Agreement, but in any case subject to the terms set forth in Section 1.9 in this ATTACHMENT F. After being provided with a request or providing a Change Control Proposal as provided on Attachment G or any other amendment to the Agreement. AV will provide HAPSMobile with a Change Assessment (as contemplated by Attachment G) or a similar assessment or other proposed amendments to the Agreement with estimated additional or reduced Incurred Costs plus the applicable fee for the applicable Change Control Proposal or other proposed Agreement amendment along with the costs estimation documentation. In the event of a projected increase in Incurred Costs by AV in performance of the Agreement pursuant to Change Control Proposal or other proposed Agreement amendment would result in a total Contract Value that exceeds the then-current Contract Value, HAPSMobile will agree to authorize AV to incur the excess costs (thus increasing the Contract Value) or the Parties will agree in the Change Control (or pursuant to any other Agreement amendment) to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will fall within the then-current Contract Value. Any increase in Contract Value that exceeds causes the value of this Agreement to exceed the Initial Contract Value shall require approval by HAPSMobile's board of directors.

The tables below provide the basis for calculating the additional Fees applicable for Change Controls and other Agreement amendments as a result of a Change or other Agreement amendment that may be required from time to time in accordance with relevant clauses of the Agreement.

Cost Element	Description
Labor	[***]
Labor Total Cost w/[***]% Fee	[***]
Material Total Cost w/[***]% Fee	[***]

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Subcontract Total Cost w/[***]% Fee	[***]
Other Direct Costs (ODC) Total Cost w/[***]% Fee	[***]

4. Fifth Work Order and Optional Order

4.1 Order Schedule

The Fifth Work Order and the following Optional Order will be organized as follows;

Name	Covered SoW	Covered Milestone	WO value (USD)	WO due date
The fifth Work Order	[***]	[***]	[***]	[***]
Optional Order #1	[***]	[***]	[***]	[***]
Optional Order #2	[***]	[***]	[***]	[***]

*remark

Definition	Meaning	Decision Due Date
[***]	[***]	[***]
[***]	[***]	[***]

HM shall issue the fifth Work Order as defined above, and HM may issue the Optional Order by fully HM’s option considering [***] but until WO due date defined as the above.

4.2 Effect of No Issuance of Optional Order

In case HM does not issue the Optional Order before or on the due date, AV may suspend the entrance of the equivalent Milestone and covered Works until AV receives the Optional Order. In the event of Optional Work Orders are not exercised, AV will transfer all assets to HAPSMobile.

Exhibit A – Project Funds Status Report

Exhibit B – Monthly Status Report (Example)

Exhibit C – Milestone Invoice (Example)

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Exhibit A to Attachment F – Project Funds Status Report

1. Estimate at Completion on Dec.10,2017

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

2. Estimate at Completion on Dec.10,2018

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

3. Estimate at Completion on March 4,2019

1

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

Exhibit B to Attachment F – Monthly Status Report (Example)

AeroVironment Inc.

980 Enchanted Way

Simi Valley, California 93065 – U.S.A.

Telephone 1(805) 581-2187 – FAX 1(805) 584-6922

2

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Approvals:

<Enter Name here> Originator	Date

<Enter Name here> Project Manager	Date

<Enter Name here> Program Manager	Date

3

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Revision History

REV	EDIT DATE	AUTHOR	DESCRIPTION
A	MM/DD/YYYY

4

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

TABLE OF CONTENTS

Table of Contents

Approvals:	3
Revision History	4
Introduction	6
Technical Accomplishments	6
Schedule Update	7
Spend Plan	9
Cost Performance Report	10
Schedule Performance Report	10
Monthly Invoice	11

5

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Introduction

<<HIGH LEVEL PROGRAM OVERVIEW>>

<<STOPLIGHT CHART>>

Technical Accomplishments

What efforts were started this period?

<<Description of work started and performed during the reporting month>>

Task 5

Task 6

Task 7

Task …X

What efforts were completed this period?

<<Description of work completed and performed during the reporting month>>

Task 1

Task 2

Task 3

Task 4

Key Subcontract Status:

Subcontractor A:

Subcontractor B:

Subcontractor C:

6

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

Schedule Update

Integrated Master Schedule Update <<EXAMPLE>>

Milestone Status Update

7

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

Reference to Attachment H

8

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Spend Plan

Spend Plan Update

9

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

Cost Performance Report

Cost Performance Update

Schedule Performance Report

<<Schedule Performance Report>>

•Critical Path Analysis

10

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

•Schedule Performance Index (if applicable)

•Near term upcoming milestones (30 – 60 days )

oMilestone 1 =

oMilestone 2 =

oMilestone X =

Monthly Invoice – (Non-Labor)

11

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]

Exhibit C to Attachment F

12

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[      ] = [***]